     PUTNAM HARTFORD CAPITAL MANAGER EDGE (SERIES III AND SERIES IIIR)
                          SEPARATE ACCOUNT TEN
                    HARTFORD LIFE INSURANCE COMPANY

                          FILE NO. 333-101940



  SUPPLEMENT DATED NOVEMBER 12, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

           SUPPLEMENT DATED NOVEMBER 12, 2004 TO YOUR PROSPECTUS

The following disclosure is added to the section entitled "The Hartford's Principal First Preferred - Investment Restrictions":

     "For Contracts issued in the state of Connecticut there are no investments restrictions."

The following disclosure is added to the sub-section entitled "Other Information" under the section entitled "The Hartford's Principal First and The Hartford's Principal First Preferred":

     "If you elect The Hartford's Principal First Preferred, and your
     Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity contracts issued by us or our affiliates to you equals or exceeds $100,000."

      THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                  REFERENCE.

HV- 5101